Exhibit 10.16


                            INDEMNIFICATION AGREEMENT
                            -------------------------

     This INDEMNIFICATION AGREEMENT (the "Agreement") is made as of February 17, 2009 by and among Conseco, Inc., a Delaware corporation (the "Company"), CDOC, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("CDOC"), and Conseco Services, LLC, an Indiana limited liability company and wholly-owned subsidiary of the Company ("Services"), and ______________________________ ("Indemnitee"). The Company, CDOC and Services
are sometimes collectively referred to herein as "Indemnitors."

     WHEREAS, the Company desires to attract and retain qualified directors and to provide them with protection against liability and expenses incurred while acting in that capacity;

     WHEREAS, the certificate of incorporation and bylaws of the Company contain provisions for indemnifying individuals in connection with their service as members of the board of directors of the Company;

     WHEREAS, the bylaws of the Company and applicable state law contemplate that separate contracts may be entered into between the Company with respect to their indemnification by the Company;

     WHEREAS, the Company understands that Indemnitee has reservations about serving or continuing to serve the Company without adequate protection against personal liability arising from such service;

     WHEREAS, the Company expects to derive substantial direct and indirect benefits from Director's service, and has accordingly agreed to indemnify Director pursuant to this Agreement; and

     WHEREAS, CDOC and Services derive substantial direct and indirect benefits from services and other benefits and consideration provided by the Company, and will derive substantial direct and indirect benefits from Director's service to the Company, and have accordingly agreed to indemnify Director pursuant to this Agreement.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in consideration of Indemnitee's service to the Company and the direct and indirect benefits that CDOC and Services will receive from such service, the parties agree as follows:

     1. Contractual Indemnity. In addition to the indemnification provisions of the certificate of incorporation and bylaws of the Company, Indemnitors hereby agree, subject to the limitations of Sections 2 and 5 hereof, on a joint and several basis:

     (a) To indemnify, defend and hold Indemnitee harmless to the greatest extent possible under applicable law from and against any and all judgments, fines, penalties, amounts paid in settlement and any other amounts reasonably incurred or suffered by Indemnitee (including attorneys' fees) if Indemnitee acted in good faith and in a manner Indemnitee

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reasonably believed to be in or not opposed to the best interests of the
Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company (collectively referred to hereafter as a "Claim"), to which Indemnitee is, was or at any time becomes a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, business organization, trust or other enterprise or association, whether or not arising prior to the date of this Agreement.

     (b) To pay any and all expenses reasonably incurred by Indemnitee in defending any Claim (including reasonable attorneys' fees and expenses and other reasonable costs of investigation and defense), as the same are incurred and in advance of a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) (a "Final Judicial Determination") of any such Claim, upon receipt of a written undertaking by or on behalf of Indemnitee (which shall be unsecured and shall not bear interest) to reimburse such amounts if a Final Judicial Determination determines that Indemnitee (i) is not entitled to be indemnified by Indemnitors under this Agreement, and (ii) is not entitled to be indemnified by the Company under the certificate of incorporation or the bylaws of the Company.

     (c) To pay any and all expenses reasonably incurred by Indemnitee in connection with Indemnitee's involvement in (including, without limitation, involvement as a witness or deponent), but not as a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, business organization, trust or other enterprise or association, whether or not arising prior to the date of this Agreement.

     (d) The termination of any action or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (i) Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

     2. Limitations on Contractual Indemnity. Indemnitee shall not be entitled to indemnification or advancement of expenses under Section 1:

     (a) if a court of competent jurisdiction, by a Final Judicial Determination, shall determine that such indemnity is not permitted under applicable law; or

     (b) on account of any suit in which judgment is rendered for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company in

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          violation of the provisions of Section 16(b) of the Securities
          Exchange Act of 1934; or

     (c) with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to proceedings brought in good faith to establish or enforce a right to indemnification under this Agreement or the Company's certificate of incorporation or bylaws or any other statute or law, or (ii) at the Company's discretion, in specific cases if the board of directors of the Company (or a committee thereof) has approved the initiation or bringing of such suit; or

     (d) for expenses or liabilities of any type whatsoever which have been paid directly to Indemnitee by an insurance carrier under a policy of liability insurance maintained by the Company; or

     (e) for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous.

     Notwithstanding any limitations set forth in this Section 2 regarding Indemnitors' obligation to provide indemnification, Indemnitee shall be entitled under Section 4 to receive expense advances hereunder with respect to any such Claim unless and until a court of competent jurisdiction shall have made a Final Judicial Determination that Indemnitee has engaged in acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Section 2.

     3. Continuation of Contractual Indemnity. For the avoidance of doubt, Indemnitee's right to indemnification and advancement of expenses provided under this Indemnification Agreement shall (i) vest at the time that such Indemnitee became a director of the Company and (ii) continue as to the Indemnitee even though he or she may have ceased to be a director of the Company. All agreements and obligations of Indemnitors contained herein shall continue for so long as Indemnitee shall be subject to, or involved in, any possible action, suit, proceeding or other assertion of a Claim or Claims.

     4. Expenses; Indemnification Procedure. Indemnitors shall, on a joint and several basis, advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any action, suit, proceeding or other Claim referenced in Section 1 hereof. Indemnitee hereby undertakes to repay such amounts advanced if, and to the extent that, a Final Judicial Determination determines that Indemnitee is not entitled to be indemnified by Indemnitors as authorized hereby. The advances to be made under Section 1(b) hereunder shall be paid by Indemnitors to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to Indemnitors as provided in Section 17.

     5. Notification and Defense of Claim. If any action, suit, proceeding or other Claim is brought against Indemnitee in respect of which indemnity may be sought under this Agreement:

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     (a) Indemnitee will promptly notify Indemnitors in writing of the commencement thereof, and Indemnitors will be entitled to participate therein at their own expense or to assume the defense thereof and to employ counsel reasonably satisfactory to Indemnitee, provided however, that failure to provide such notice in accordance with this Section 5(a) shall not affect Indemnitee's rights to receive any expenses or expense advances hereunder unless and except to the extent that Indemnitors did not otherwise learn of such Claim and such failure of Indemnitee to provide such notice results in the forfeiture by Indemnitors of substantial rights and defenses. Notice to Indemnitors shall be made in accordance with Section 17. If Indemnitors do not assume the defense of a Claim or Indemnitee reasonably determines that there may be a conflict between the positions of Indemnitors and Indemnitee in conducting the defense of a Claim, then counsel to Indemnitee shall be entitled to conduct the defense as reasonably determined by such counsel to be necessary or desirable to protect the interests of the Indemnitee and Indemnitors shall not have the right to assume the defense of such Claim and the reasonable fees and expenses of such counsel to the Indemnitee shall be borne by Indemnitors, on a joint and several basis, upon delivery to the Company of the undertaking referred to in Section 1(b). However, in no event will Indemnitors be obligated to pay the fees or expenses of more than one firm of attorneys representing Indemnitee and any other agents of Indemnitors in connection with any one Claim or separate but substantially similar or related Claims in the same jurisdiction arising out of the same general allegations or circumstances, unless Indemnitee reasonably determines that representation of Indemnitee and other agents of Indemnitors by the same firm of attorneys would present a conflict of interest that materially prejudices the interests of Indemnitee.

     (b) Indemnitors shall not be liable to indemnify Indemnitee for any amounts paid in settlement of any Claim effected without Indemnitors' written consent, and Indemnitors shall not settle any Claim in a manner which would impose any penalty or limitation on Indemnitee or require the admission of guilt or responsibility without Indemnitee's written consent, provided, however, that neither Indemnitors nor Indemnitee shall unreasonably withhold its consent to any proposed settlement and, provided further, that if a Claim is settled by Indemnitee with Indemnitors' written consent, or if there is a Final Judicial Determination for the plaintiff in connection with the Claim by a court of competent jurisdiction, Indemnitors shall indemnify and hold harmless Indemnitee from and against any and all losses, costs, expenses and liabilities incurred by reason of such settlement or judgment in accordance with Section 1.

     (c) Indemnitee shall give Indemnitors such information in the possession of, or reasonably obtainable by, Indemnitee, and cooperation as Indemnitors may reasonably require and as shall be within Indemnitee's power and control.

     (d) Any indemnification provided for in Section 1 shall be made promptly, and in any event within forty-five (45) days (or in the case of advance of expenses, twenty (20) days) after receipt of the written request of Indemnitee. If a claim for indemnification under this Agreement, under any statute, or under any provision of the Company's certificate of incorporation or bylaws providing for indemnification, is not paid in full by Indemnitors within forty-five (45) days after a written request for payment thereof has first been received by Indemnitors, Indemnitee may, but need not, at any time thereafter bring an action against Indemnitors to recover the unpaid amount of the claim and, subject to Section 13 of this Agreement, Indemnitee shall also be entitled to be reimbursed for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such claim (other than an

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action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for Indemnitors to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on Indemnitors, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 4 unless and until there is a Final Judicial Determination with respect to such defense. It is the parties' intention that if Indemnitors contest Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of Indemnitors (including their respective board of directors, board of managers, any committee or subgroup thereof, or independent legal counsel) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by Indemnitors (including their respective board of directors, board of managers, any committee or subgroup thereof, or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

     (e) If, at the time of the receipt of a notice of a Claim, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies, provided however, that nothing contained in this Section 5(e) shall excuse Indemnitors from their joint and several obligation to pay expense advances to Indemnitee, or indemnify Indemnitee, as provided herein.

     6. Scope. Notwithstanding any other provision of this Agreement, Indemnitors, on a joint and several basis, hereby agree to indemnify Indemnitee against any Claim to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement or the Company's certificate of incorporation or bylaws or by applicable law. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors, an officer or other corporate agent, such change shall be, ipso facto, within the purview of Indemnitee's rights and Indemnitors' obligations, under this Agreement. In the event of any change in any applicable law, statute, or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors, an officer, or other corporate agent, such change, to the extent not otherwise required by applicable law to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by Indemnitors for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action or proceeding, but not, however, for the total amount thereof, Indemnitors, on a joint and several basis, shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

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     8. Director and Officer Liability Insurance. The Company shall use reasonable best efforts to obtain and at all times maintain, for the benefit of Director, coverage under a director and officer liability insurance policy at a level that is reasonable and customary for similarly situated companies.

     9. Public Policy. The parties acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     10. No Restrictions. The rights and remedies of Indemnitee under this Agreement shall not be deemed to exclude or impair any other rights or remedies to which Indemnitee may be entitled under the certificate of incorporation or bylaws of the Company or under any other agreement, provision of law or otherwise, nor shall anything contained herein restrict the right of Indemnitors to indemnify Indemnitee in any proper case even though not specifically provided for in this Agreement, nor shall anything contained herein restrict Indemnitee's right to contribution as may be available under applicable law. The indemnification provided under this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving as a director, officer, employee or agent of the Company or any of its subsidiaries even though Indemnitee may have ceased to serve in such capacity.

     11. Severability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     12. No Construction as Employment Agreement. Nothing contained herein shall be construed as giving Indemnitee any right to be retained as a director of the Company or in the employ of the Company.

     13. Attorneys' Fees. In the event of any litigation or other action or proceeding to enforce or interpret this Agreement, the prevailing party as determined by the court shall be entitled to an award of its reasonable attorneys' fees and other costs, in addition to such relief as may be awarded by a court or other tribunal.

     14. Further Assurances. The parties will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement and the transactions contemplated hereby.

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     15. Acknowledgment. Indemnitors expressly acknowledge that they have entered into this Agreement and assumed the obligations imposed on them hereunder in order to induce Indemnitee to serve or to continue to serve Indemnitors, and further acknowledge that Indemnitee is relying on this Agreement in serving or continuing to serve in such capacity.

     16. Counterparts. This Agreement may be executed (including by facsimile) in one or more counterparts, each of which shall constitute an original and together shall constitute one instrument.

     17. Notice. All notices, requests, or other communications provided for in this Agreement shall be in writing and shall be delivered personally or by reputable overnight courier service (delivery charges prepaid) to any party at the address herein or such other address as indicated by written notice. Any such notice, request, or other communication shall be deemed to have been given pursuant to this Agreement when delivered personally or on the second business day after deposit with a reputable overnight courier service, as the case may be. Addresses for notice to Indemnitee is shown on the signature page to this Agreement. Address for notice to Indemnitors shall be to Conseco, Inc., 11825 N. Pennsylvania Street, Carmel, Indiana, 46032, Attention: Chief Executive Officer.

     18. Subrogation. In the event of payment under this Agreement, Indemnitors shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Indemnitors effectively to bring suit to enforce such rights.

     19. Governing Law; Binding Effect; Amendment.

     (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware (without regard to any conflict of law provisions thereof).

     (b) This Agreement shall be binding upon Indemnitee, the Company, CDOC and Services, their successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the Company, CDOC, Services and their respective successors and assigns.

     (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by each party hereto.



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     IN WITNESS WHEREOF, the parties have executed this Indemnification
Agreement as of the date first written above.

                                  CONSECO, INC.

                                  By:
                                     -------------------------------------
                                     Name:    C. James Prieur
                                     Title:   Chief Executive Officer


                                  CDOC, INC.

                                  By:
                                     -------------------------------------
                                     Name:    Edward J. Bonach
                                     Title:   President


                                  CONSECO SERVICES, LLC

                                  By:
                                     -------------------------------------
                                     Name:    Edward J. Bonach
                                     Title:   President


AGREED AND ACCEPTED:


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Name:

Address: